Exhibit 99.1

Forward Looking Statements 2 INVESTOR PRESENTATION This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding the Company’s position for long-term success, opportunities for growth and value creation, ability to leverage data and analytics to engage existing and new customers, customer loyalty, alignment of assortment and marketing strategies to key cohorts, creating more compelling customer journeys, prioritizing more productive inventory and facilitating sales across adjacencies, ability to drive higher quality sales and improve gross margin and cash flow while investing in infrastructure, continued investment in long-term growth and evolution, the Company’s aims to capitalize on strengths, simplify approach and drive profitability, ability to create more compelling journeys and drive higher quality sales, digitally-native culture, leveraging data and analytics, execution of a transformative plan to build through the brand to drive long-term, profitable growth, the potential of Company customers, the impact of the Company’s focus on behaviors, the Company’s ability to retain customers and to show up when the customer is ready to buy, the importance of search channels and social, efficiency of targeted print and digital campaigns, ability to leverage customer purchasing history, first party online interactions, and third party behaviors and demographics, ability to engage customers, focus on driving asset light model for increased reach and profitability, the ability to leverage expanded digital footprint and drive inventory utilization through third-party marketplace sales, the pursuit of licensing of non-core product offerings to expand brand, and minimizing capital cost and driving profitability. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the Company may be unsuccessful in implementing its strategies or the strategies may not have their expected impact, global supply chain challenges in the recent past have resulted in a significant increase in inbound transportation costs and delays in receiving product; further disruption in the Company’s supply chain, including with respect to its distribution centers, third-party manufacturing partners and logistics partners, caused by limits in freight capacity, increases in transportation costs, port congestion, other logistics constraints, and closure of certain manufacturing facilities and production lines due to public health crises and other global economic conditions; the impact of global economic conditions, including inflation, on consumer discretionary spending; the impact of public health crises on operations, customer demand and the Company’s supply chain, as well as its consolidated results of operation, financial position and cash flows; the Company may be unsuccessful in implementing its strategic initiatives, or its initiatives may not have their desired impact on its business; the Company’s ability to obtain additional financing on commercially acceptable terms or at all, including, the condition of the lending and debt markets; the Company’s ability to offer merchandise and services that customers want to purchase; changes in customer preference from the Company’s branded merchandise; the Company’s results may be materially impacted if tariffs on imports to the United States increase and it is unable to offset the increased costs from current or future tariffs through pricing negotiations with its vendor base, moving production out of countries impacted by the tariffs, passing through a portion of the cost increases to the customer, or other savings opportunities; customers’ use of the Company’s digital platform, including customer acceptance of its efforts to enhance its eCommerce websites, including the Outfitters website; customer response to the Company’s marketing efforts across all types of media; the Company’s maintenance of a robust customer list; the Company’s retail store strategy may be unsuccessful; the Company’s Third Party channel may not develop as planned or have its desired impact; the Company’s dependence on information technology and a failure of information technology systems, including with respect to its eCommerce operations, or an inability to upgrade or adapt its systems; fluctuations and increases in costs of raw materials as well as fluctuations in other production and distribution-related costs; impairment of the Company’s relationships with its vendors; the Company’s failure to maintain the security of customer, employee or company information; the risk of cybersecurity events and their impact on the Company; the Company’s failure to compete effectively in the apparel industry; legal, regulatory, economic and political risks associated with international trade and those markets in which the Company conducts business and sources its merchandise; the Company’s failure to protect or preserve the image of its brands and its intellectual property rights; increases in postage, paper and printing costs; failure by third parties who provide the Company with services in connection with certain aspects of its business to perform their obligations, including the impact of strikes or other labor disruptions; the Company’s failure to timely and effectively obtain shipments of products from its vendors and deliver merchandise to its customers; reliance on promotions and markdowns to encourage customer purchases; the Company’s failure to efficiently manage inventory levels; unseasonal or severe weather conditions; the adverse effect on the Company’s reputation if its independent vendors do not use ethical business practices or comply with applicable laws and regulations; assessments for additional state taxes; incurrence of charges due to impairment of goodwill, other intangible assets and long-lived assets; the impact on the Company’s business of adverse worldwide economic and market conditions, including inflation and other economic factors that negatively impact consumer spending on discretionary items; the stock repurchase program may not be executed to the full extent within its duration due to business or market conditions; the ability of the Company’s principal stockholders to exert substantial influence over the Company; and other risks, uncertainties and factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended January 27, 2023. The Company intends the forward-looking statements to speak only as of the time made and does not undertake to update or revise them as more information becomes available, except as required by law.

3 Lands’ End is an iconic American brand well-positioned for long-term success. We have two profitable, digitally-enabled e-commerce businesses, deep customer relationships and many opportunities for growth and value creation. Key Investment Highlights Our consumer business reaches consumers where they are: LandsEnd.com, retail stores and online marketplaces including Macy’s, Target, Amazon and Kohl’s. Lands’ End Outfitters serves businesses of all sizes and over 4,700 schools across the US. , leveraging our proprietary data and analytics to engage existing and new-to-brand customers while building on our DTC roots. We are closely aligning our assortment and marketing strategies to our key customer cohorts. With an outfit-centric approach, we are creating more compelling customer journeys and prioritizing more productive inventory that facilitate sales across adjacencies. with an average tenure of more than 18 years who come back to Lands’ End time and again for our broad product portfolio. In the third quarter of 2023, delivered 700 basis points of gross margin expansion to drive incremental gross profit dollars with 25% reduction in inventory levels. Recently refinanced our term loan with more favorable terms under which we can continue to invest in long-term growth and the evolution of the company. We are successfully executing on our strategy to resulting in the Company realizing operating efficiencies. INVESTOR PRESENTATION

Focused on Three Strategic Pillars to Build the Lands’ End Brand INVESTOR PRESENTATION 4 As we embark on the next phase of our strategy, we aim to capitalize on our strengths, simplify our approach and drive profitability. PRODUCT DIGITAL CUSTOMER Our solutions-focused merchandising strategy is across key items, categories and franchises: We lead with a culture and approach. Swimwear Outerwear Bottoms School/Business Uniforms 95% of our business is done online. We are leveraging data and analytics to drive higher quality sales with improved gross margins resulting in increased gross profit. Our conversion rate is consistently greater than 2x apparel industry norms. We are creating to drive higher quality sales with more productive inventories. Our lower inventory levels provide flexibility to continuously refresh our assortment with new styles and fabrics.

INVESTOR PRESENTATION Designing for Customer Centricity at Scale 5 The customer is our why. Product is what we make. Brand is who we are. Channels are where we reach customers. Enabling Operations is how we deliver to market. We are executing a transformative plan to build through the brand to drive long-term, profitable growth. CUSTOMER Our Inspiration PRODUCT Our Distinctive Solutions BRAND Our Distinctive Identity CHANNELS Our Integrated Marketplace led by landsend.com ENABLING OPERATIONS Our Sourcing, Technology, Supply Chain, and Corporate Functions

Evolvers 6 Resolvers Leveraging our data to prioritize high-value customer cohorts. We Understand our Customers INVESTOR PRESENTATION Largest cohort of existing base and prospects. Know what works for them: • Solutions-oriented dresser • Prefer classic styles; often wear the same thing • Value quality over trends Shop primarily on necessity, 2-3x/year Second largest cohort of existing base and prospects. Discovering and refining their style as on ongoing journey. • What fits their current moment in life • Gravitate toward comfort and quality • Value brand story and ethos Have potential: spend more than Resolvers Our evolved approach of focusing on behaviors, rather than demographics, enables us to define, prioritize, reach and cater to the customers that matter most, while expanding our customer base over time.

Our marketing campaigns are built around the customer journey. We Know How to Meet and Keep Our Customers INVESTOR PRESENTATION Lands’ End shows up CONNECTING THE BRAND AND SOLUTIONS-DRIVEN PRODUCTS New customers are primarily acquired via channels. We retain customers with relevant contacts such as and is increasingly important to all customer segments at all points in the funnel. We drive highly that elevate our brand through storytelling. CONSUMER-CENTRIC INSIGHT-DRIVEN ORGANIZATION We leverage our deep customer We leverage first-party We leverage and 7

Women 30% Men 17% Swim 19% Kids 4% Home 9% Outerwear 14% Footwear & Accessories 7% US eCommerce 61% Retail 3% Outfitters 17% Third Party 8% Kohl’s, Target, Amazon and others International eCommerce 11% All figures based on 2022 performance. Revenue by Business Unit US eCommerce Product Split We meet our customers where they are and serve the whole family. Our Business INVESTOR PRESENTATION 8

160,000 accounts currently partnering with Lands’ End across the US with 24,000 unique online storefronts that purchase over 2 million units annually. Focus on business uniforms and other customized, company-branded goods. Small & Mid-sized Businesses Collaborating with large businesses to deliver high quality uniform solutions under multi-year contracts. National Accounts 4,700 schools currently partnering with Lands’ End across the US. 300K+ unique households serviced. Full range of school uniform items available. School Uniform Our transformative, customer-centric approach in Lands’ End Outfitters better engages current & prospective customers of all sizes. Differentiation with B2B Offering INVESTOR PRESENTATION 9

Focused on asset light model for increased reach and profitability. 10 Leveraging Marketplaces Leveraging expanded digital footprint and driving inventory utilization with product sold through Macys.com, Target.com, Amazon, and Kohls.com. 75% of marketplace customers new-to-brand or reacquired after 5+ years. Growing Licensing Growing licensing of non-core product offerings to expand brand, minimize capital cost and drive profitability. Recently entered into licenses with third parties to broadly distribute Lands' End kids' apparel and footwear and offer Lands' End products in Costco channel.

$77M Adjusted EBITDA $(14)M Adjusted Net Loss $(125)M Net Loss $46M Retail FY 2019 FY 2020 FY 2022 TTM* $1.64B Total $47M Retail $87M Third Party $254M Outfitters $222M International eCommerce $1.03B US eCommerce $1.56B Total $47M Retail $119M Third Party $266M Outfitters $168M International eCommerce $956M US eCommerce $1.45B Total $59M Retail $286M Outfitters $182M International eCommerce $910M US eCommerce $14M Third Party $78M Adjusted EBITDA $19M Net Income $121M Adjusted EBITDA $33M Net Income $71M Adjusted EBITDA Historical Revenue Performance Historical Profitability Performance Financial Profile FY 2019 FY 2020 FY 2022 TTM* See Appendix for reconciliations of Adjusted EBITDA and Adjusted Net Loss to Net Income/(Loss). *TTM represents Q3 2022 through Q3 2023 and includes $107M impairment of goodwill in 3Q FY23 due to the decline of the stock price $(8)M Adjusted Net Loss FY 2021 $87M Adjusted EBITDA $11M Net Income $1.43B Total $28M Retail $40M Third Party $174M Outfitters $224M International eCommerce $962M US eCommerce FY 2021 $930M US eCommerce $124M International eCommerce $111M Third Party $277M Outfitters $1.49B Total 11 $(13)M Net Loss

$500M Historical Revenue Performance Historical Profitability Performance Third Quarter Financial Profile* 2019 2021 2022 2023 $325M $565M $422M 2019 2021 2022 2023 $480M $371M $376M Historical Gross Profit and Gross Margin 2019 2021 2022 2023 $19M Adjusted EBITDA $30M Adjusted EBITDA Historical Inventory Balances *Excludes 2020 due to Covid Pandemic See Appendix for reconciliations of Adjusted EBITDA and Adjusted Net Loss to Net Income/(Loss). $17M Adjusted EBITDA $17M Adjusted EBITDA $4M Net Income $(2)M Adjusted Net Loss $(4)M Adjusted Net Loss $7M Net Income $154M $167M $148M $153M $340M 45.3% 44.4% 40.0% 47.0% 2019 2021 2022 2023 12 $(5)M Net Loss $(112)M Net Loss

` $500M Historical Revenue Performance Year-to-Date Financial Profile* 2019 2021 2022 2023 $958M $565M $422M 2019 2021 2022 2023 $480M $1,026M $1,081M Historical Gross Profit and Gross Margin 2019 2021 2022 2023 $29M Adjusted EBITDA $94M Adjusted EBITDA *Excludes 2020 due to Covid Pandemic YTD represents performance through the fiscal third quarter and includes $107M impairment of goodwill in 3Q FY23 due to the decline of the stock price See Appendix for reconciliations of Adjusted EBITDA and Adjusted Net Loss to Net Income/(Loss). $46M Adjusted EBITDA $53M Adjusted EBITDA $(6)M Net Loss $(6)M Adjusted Net Loss $(13)M Adjusted Net Loss $26M Net Income $900M $403M $492M $422M $430M 44.8% 44.9% 41.1% 45.5% 2019 2021 2022 2023 13 Historical Profitability Performance Historical Inventory Balances $(122)M Net Loss $(9)M Net Loss

APPENDIX

15 Full Year Reconciliation of Non-GAAP Measures (in millions) FY 2019 FY 2020 FY 2021 FY 2022 TTM 2023 Net Income/ (loss) $19.3 $10.8 $33.4 $(12.5) $(125.4) Taxes 2.1 1.8 12.6 (2.1) 5.1 Interest 26.0 27.8 34.4 39.8 47.9 Depreciation 31.1 37.3 39.2 38.7 38.0 - - - 0.5 107.0 Goodwill & Long-Lived Asset Impairment Other Adjustments (0.6) 9.3 1.3 6.2 4.1 Adjusted EBITDA $77.9 $87.0 $120.9 $70.5 $76.8 (in millions) FY 2019 FY 2020 FY 2021 FY 2022 TTM 2023 Net Income/ (loss) $19.3 $10.8 $33.4 $(12.5) $(125.4) - - - 0.5 107.0 Goodwill & Long-Lived Asset Impairment Corporate Restructuring - - - - 2.7 Lands’ End Japan Closure - - - 6.1 2.4 Tax Effects on Adjustments - - - (1.7) (0.9) Adjusted Net Income/ (loss) $19.3 $10.8 $33.4 $(7.7) $(14.2) TTM represents Q3 2022 through Q3 2023 and includes $107M impairment of goodwill in 3Q FY23 due to the decline of the stock price

16 Third Quarter Reconciliation of Non-GAAP Measures (in millions) 3Q 2019 3Q 2021 3Q 2022 3Q 2023 Net Income/ (loss) $3.6 $7.4 $(4.7) $(112.4) Taxes 1.3 3.9 (3.6) (0.5) Interest 6.1 8.3 10.8 11.7 Depreciation 8.1 9.8 9.8 9.6 - - 0.1 106.7 Goodwill & Long-Lived Asset Impairment Other Adjustments (0.4) 0.2 4.3 2.2 Adjusted EBITDA $18.8 $29.8 $16.7 $17.3 (in millions) 3Q 2019 3Q 2021 3Q 2022 3Q 2023 Net Income/ (loss) $3.6 $7.4 $(4.7) $(112.4) - - 0.1 106.7 Goodwill & Long-Lived Asset Impairment Corporate Restructuring - - - 2.3 Lands’ End Japan Closure - - 3.9 - Tax Effects on Adjustments - - (1.0) (0.2) Adjusted Net Income/ (loss) $3.6 $7.4 $(1.7) $(3.6)

17 Year-to-Date Reconciliation of Non-GAAP Measures (in millions) YTD 2019 YTD 2021 YTD 2022 YTD 2023 Net Income/ (loss) $(6.2) $26.3 $(9.2) $(122.1) Taxes (6.7) 10.7 (6.3) 1.0 Interest 20.2 26.2 27.8 36.0 Depreciation 23.1 29.5 29.2 28.4 - - 0.1 106.7 Goodwill & Long-Lived Asset Impairment Other Adjustments (1.7) 0.9 4.8 2.6 Adjusted EBITDA $28.6 $93.6 $46.3 $52.6 (in millions) YTD 2019 YTD 2021 YTD 2022 YTD 2023 Net Income/ (loss) $(6.2) $26.3 $(9.2) $(122.1) - - 0.1 106.7 Goodwill & Long-Lived Asset Impairment Corporate Restructuring - - - 2.7 Lands’ End Japan Closure - - 3.9 0.1 Tax Effects on Adjustments - - (1.0) (0.2) Adjusted Net Income/ (loss) $(6.2) $26.3 $(6.2) $(12.8) YTD represents performance through the fiscal third quarter and includes $107M impairment of goodwill in 3Q FY23 due to the decline of the stock price